IFRS 7 Disclosure	3 Months Ended
Jan. 31, 2022
Text block [abstract]
IFRS 7 Disclosure
Management of risk
Our approach to management of risk has not changed significantly from that described on pages 43 to 82 of our 2021 Annual Report.
Risk overview
CIBC faces a wide variety of risks across all of its areas of business. Identifying and understanding risks and their impact allows CIBC to frame its risk appetite and risk management practices. Defining acceptable levels of risk, and establishing sound principles, policies and practices for managing risks, is fundamental to achieving consistent and sustainable long-term performance, while remaining within our risk appetite.

Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU and functional group-level risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s SBUs and functional groups own the risks and are accountable and responsible for identifying and assessing risks inherent in their activities in accordance with the CIBC risk appetite. In addition, they establish and maintain controls to mitigate such risks. The first line of defence may include governance groups within the relevant area to facilitate the control framework and other risk-related processes. Control groups provide subject matter expertise to the business lines and/or implement and maintain enterprise-wide control programs and activities. While control groups collaborate with the lines of business in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage or rely on subject matter expertise of other groups (e.g., third parties or control groups) to better inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s internal audit function provides reasonable assurance to senior management and the Audit Committee of the Board of Directors (the Board) on the effectiveness of CIBC’s governance practices, risk management processes, and internal controls as a part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
We continuously monitor our risk profile against our defined risk appetite and related limits, taking action as needed to maintain an appropriate balance of risk and return. Monitoring our risk profile includes forward-looking analysis of sensitivity to local and global market factors, economic conditions, and geo-political
and regulatory environments that influence our overall risk profile.
Regular and transparent risk reporting and discussion at senior management committees facilitates communication of risks and discussion of risk management strategies across the organization.
Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs and in International Banking, which is included in Corporate and Other. Other sources of credit risk consist of our trading activities, which include our OTC derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.
Exposure to credit risk

$ millions, as at	2022 Jan. 31	2021 Oct. 31
Business and government portfolios – advanced internal ratings-based approach (AIRB)
Drawn	$266,099	$257,709
Undrawn commitments	69,814	71,496
Repo-style transactions	241,509	242,102
Other off-balance sheet	86,779	79,985
OTC derivatives	20,983	20,690
Gross exposure at default (EAD) on business and government portfolios	685,184	671,982
Less: Collateral held for repo-style transactions	223,880	225,399
Net EAD on business and government portfolios	461,304	446,583
Retail portfolios – AIRB approach
Drawn	299,948	295,290
Undrawn commitments	95,251	94,077
Other off-balance sheet	334	367
Gross EAD on retail portfolios	395,533	389,734
Standardized portfolios (1)	88,479	83,989
Securitization exposures – AIRB approach	12,013	10,823
Gross EAD	$1,181,209	$1,156,528
Net EAD	$957,329	$931,129
(1)
Includes $77.2
 billion relating to business and government loans (October 31, 2021: $
73.2
billion), $
6.5
 billion (October 31, 2021: $
6.3
 billion) relating to retail portfolios, and $4.8
billion

(October 31, 2021: $
4.6
 billion) relating to

securitization exposures. Our business and government loans under the standardized approach consist of $49.4 billion (October 31, 2021: $
45.3
 billion) to corporates, $
26.0
 billion (October 31, 2021: $
26.3
 billion) to

sovereigns, and $
1.8
 billion (October 31, 2021: $
1.6
 billion) to banks.

Trading credit exposure
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is described in Note 13 to the consolidated financial statements included in our 2021 Annual Report. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The following table shows the rating profile of OTC derivative mark-to-market
(MTM) receivables:

$ billions, as at	2022 Jan. 31		2021 Oct. 31
	Exposure (1)
Investment grade	$9.43	69.9%	$9.87	68.9%
Non-investment grade	3.80	28.2	4.39	30.6
Watch list	0.26	1.9	0.07	0.5
Default	–	–	–	–
Unrated	–	–	–	–
	$13.49	100.0%	$14.33	100.0%
(1)	MTM of OTC derivative contracts is after the impact of master netting agreements, but before any collateral.
Loans contractually past due but not impaired
The following table provides an aging analysis of loans that are not impaired, where repayment of principal or payment of interest is contractually in arrears. Loans less than 30 days past due are excluded as such loans are not generally indicative of the borrowers’ ability to meet their payment obligations.

$ millions, as at			2022 Jan. 31	2021 Oct. 31
	31 to 90 days	Over 90 days	Total	Total
Residential mortgages	$767	$–	$767	$703
Personal	182	–	182	146
Credit card	168	79	247	203
Business and government	295	–	295	162
	$1,412	$79	$1,491	$1,214

Market risk

Market risk is the risk of economic and/or financial loss in our trading and non-trading
portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading book consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The
non-trading
book consists of positions in various currencies that are related to asset/liability management and investment activities.
Trading activities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income and non-interest
income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-Risk
Our Value
-at-Risk (VaR) methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.
The following table shows VaR, stressed VaR and incremental risk charge (IRC) for our trading activities based on risk type under an internal models approach.

$ millions, as at or for the three months ended				2022 Jan. 31		2021 Oct. 31		2021 Jan. 31
	High	Low	As at	Average	As at	Average	As at	Average
Interest rate risk	$16.3	$5.5	$13.1	$9.6	$5.7	$9.6	$5.2	$6.6
Credit spread risk	11.0	5.4	5.4	8.1	8.4	8.3	8.8	8.0
Equity risk	10.5	2.6	3.9	4.8	6.5	5.4	3.7	3.4
Foreign exchange risk	4.8	0.5	2.2	2.1	1.6	1.7	1.4	1.7
Commodity risk	6.0	1.2	4.5	3.1	1.3	3.0	3.2	3.1
Debt specific risk	3.3	2.0	2.7	2.5	2.9	2.9	4.1	3.2
Diversification effect (1)	n/m	n/m	(23.1)	(21.2)	(18.5)	(22.6)	(19.4)	(18.2)
Total VaR (one-day measure)	$14.6	$6.2	$8.7	$9.0	$7.9	$8.3	$7.0	$7.8
Stressed total VaR (one-day measure)	$43.1	$21.2	$30.6	$33.2	$33.2	$29.9	$30.0	$27.1
IRC (one-year measure)	$178.9	$117.9	$142.8	$142.7	$182.3	$208.7	$181.0	$172.2
(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Average total VaR for the three months ended January 31, 2022 was up $0.7 million from the prior quarter, driven primarily by a decrease in diversification benefit and an increase in foreign exchange risk, partially offset by decreases in equity and debt specific risks.
Average stressed total VaR for the three months ended January 31, 2022 was up $3.3 million from the prior quarter, driven by increases in equity and foreign exchange risks, partially offset by an increase in diversification benefit and a decrease in interest rate risk. For all quarters shown, our stressed VaR window has been the 2008–2009 Global Financial Crisis period. This historical period exhibited not only increased volatility in interest rates but also increased volatility in equity prices, combined with a reduction in the level of interest rates, and an increase in credit spreads.
Average IRC for the three months ended January 31, 2022 was down $66.0 million from the prior quarter, due to a better rated and smaller bond inventory.
Non-trading
activities
Structural interest rate risk
Structural interest rate risk (SIRR) primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product spreads and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on-
and
off-balance
sheet, as well as from embedded
optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay
loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product re-pricing
and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity
deposits and equity. All assumptions are derived empirically based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 basis points increase and 25 basis points decrease in interest rates on projected
12-month
net interest income and economic value of equity (EVE) for our structural balance sheet, assuming no subsequent hedging. While an immediate and sustained shock of 100 basis points is typically applied, and notwithstanding the possibility of negative rates, due to the low interest rate environment in both Canada and the U.S
.,
an immediate downward shock of 25 basis points was applied while maintaining a floor on market and client interest rates at zero.
Structural interest rate sensitivity – measures

$ millions (pre-tax), as at		2022 Jan. 31		2021 Oct. 31		2021 Jan. 31
	CAD (1)	USD	CAD (1)	USD	CAD (1)	USD
100 basis point increase in interest rates
Increase (decrease) in net interest income	$380	$74	$270	$134	$384	$42
Increase (decrease) in EVE	(651)	(216)	(684)	(161)	(564)	(365)
25 basis point decrease in interest rates
Increase (decrease) in net interest income	(124)	(33)	(117)	(70)	(122)	(66)
Increase (decrease) in EVE	142	57	161	29	77	40

(1)	Includes CAD and other currency exposures.
Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.
Our approach to liquidity risk management supports our business strategy, aligns with our risk appetite and adheres to regulatory expectations.
Our management strategies, objectives and practices are regularly reviewed to align with changes to the liquidity environment, including regulatory, business and/or market developments. Liquidity risk remains within CIBC’s risk appetite.
Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on-
and
off-balance
sheet sources that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.
Encumbered and unencumbered liquid assets from
on-
and
off-balance
sheet sources are summarized as follows:

$ millions, as at		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2022	Cash and deposits with banks	$43,350	$–	$43,350	$261	$43,089
Jan. 31	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	123,208	101,435	224,643	132,147	92,496
	Other debt securities	5,529	5,509	11,038	1,981	9,057
	Equities	43,969	28,031	72,000	28,435	43,565
	Canadian government guaranteed National Housing Act mortgage-backed securities	36,491	856	37,347	15,230	22,117
	Other liquid assets (2)	13,031	3,178	16,209	6,736	9,473
		$265,578	$139,009	$404,587	$184,790	$219,797
2021	Cash and deposits with banks	$56,997	$–	$56,997	$252	$56,745
Oct. 31	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	113,515	100,944	214,459	134,370	80,089
	Other debt securities	5,681	5,510	11,191	1,827	9,364
	Equities	37,855	22,996	60,851	25,133	35,718
	Canadian government guaranteed National Housing Act mortgage-backed securities	36,116	948	37,064	14,677	22,387
	Other liquid assets (2)	12,772	3,927	16,699	7,203	9,496
		$262,936	$134,325	$397,261	$183,462	$213,799
(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select asset-backed securities and precious metals.
Asset encumbrance

In the course of our
day-to-day
operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and for other collateral management purposes.

Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.
Funding

We fund our operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
Our principal approach aims to fund its consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. We maintain a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
We continuously evaluate opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.
Assets and liabilities
The following table provides the contractual maturity profile of our on-balance
sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of our liquidity risk exposure, however this information serves to inform our management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at January 31, 2022	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks (1)	$23,259	$–	$–	$–	$–	$–	$–	$–	$–	$23,259
Interest-bearing deposits with banks	20,091	–	–	–	–	–	–	–	–	20,091
Securities	3,126	5,733	6,601	3,956	4,975	17,256	54,684	36,297	46,375	179,003
Cash collateral on securities borrowed	14,096	–	–	–	–	–	–	–	–	14,096
Securities purchased under resale agreements	39,822	15,428	9,118	1,098	509	1,000	–	–	–	66,975
Loans
Residential mortgages	1,720	4,200	11,736	13,024	9,613	40,968	166,658	9,190	–	257,109
Personal	1,250	742	893	827	926	500	3,432	4,453	29,656	42,679
Credit card	234	467	701	701	701	2,802	5,516	–	–	11,122
Business and government	9,569	7,244	11,086	9,402	10,537	28,162	62,263	17,975	8,459	164,697
Allowance for credit losses	–	–	–	–	–	–	–	–	(2,838)	(2,838)
Derivative instruments	2,878	3,383	2,522	1,913	5,613	5,006	4,765	6,986	–	33,066
Customers’ liability under acceptances	9,603	986	14	14	1	–	–	–	–	10,618
Other assets	–	–	–	–	–	–	–	–	41,787	41,787
	$125,648	$38,183	$42,671	$30,935	$32,875	$95,694	$297,318	$74,901	$123,439	$861,664
October 31, 2021	$133,285	$39,067	$39,932	$35,900	$31,154	$95,910	$276,311	$70,812	$115,312	$837,683
Liabilities
Deposits (2)	$29,104	$27,797	$51,476	$27,556	$34,430	$39,841	$55,618	$15,200	$368,686	$649,708
Obligations related to securities sold short	23,272	–	–	–	–	–	–	–	–	23,272
Cash collateral on securities lent	2,286	–	–	–	–	–	–	–	–	2,286
Obligations related to securities sold under repurchase agreements	52,704	11,946	2,935	387	450	–	–	–	–	68,422
Derivative instruments	2,739	3,057	3,034	1,670	3,002	3,727	4,755	7,252	–	29,236
Acceptances	9,641	986	14	14	1	–	–	–	–	10,656
Other liabilities	23	55	78	81	58	321	667	910	23,068	25,261
Subordinated indebtedness	–	–	–	–	–	–	–	5,531	–	5,531
Equity	–	–	–	–	–	–	–	–	47,292	47,292
	$119,769	$43,841	$57,537	$29,708	$37,941	$43,889	$61,040	$28,893	$439,046	$861,664
October 31, 2021	$114,437	$58,465	$42,381	$43,224	$28,107	$40,038	$54,440	$27,969	$428,622	$837,683
(1)	Cash includes interest-bearing demand deposits with Bank of Canada.
(2)
Comprises $220.1 billion (October 31, 2021: $202.2 billion) of personal deposits; $409.9 billion (October 31, 2021: $351.6 billion) of business and government deposits and secured borrowings; and $19.8 billion (October 31, 2021: $17.0 billion) of bank deposits.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at January 31, 2022	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$1,322	$11,234	$4,547	$4,771	$5,415	$19,834	$61,556	$2,401	$192,425	$303,505
Securities lending (2)	47,514	3,922	2,758	–	–	–	–	–	–	54,194
Standby and performance letters of credit	2,502	1,679	3,732	3,219	3,843	556	825	153	–	16,509
Backstop liquidity facilities	70	12	1,636	6	10,217	123	–	–	–	12,064
Documentary and commercial letters of credit	21	51	55	10	9	17	28	–	–	191
Other	1,169	–	–	–	–	–	–	–	–	1,169
	$52,598	$16,898	$12,728	$8,006	$19,484	$20,530	$62,409	$2,554	$192,425	$387,632
October 31, 2021	$49,440	$28,564	$10,516	$9,343	$7,902	$25,284	$57,866	$3,678	$188,449	$381,042
(1)	Includes $144.7 billion (October 31, 2021: $141.5 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $2.3 billion (October 31, 2021: $2.5 billion) for cash because it is reported on the interim consolidated balance sheet.
Other
off-balance
sheet contractual obligations
The following table provides the contractual maturities of other off-balance
sheet contractual obligations affecting our funding needs:

$ millions, as at January 31, 2022	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (1)	$77	$128	$271	$146	$156	$450	$653	$63	$1,944
Future lease commitments (2)	–	2	3	3	3	11	77	711	810
Investment commitments	–	3	–	–	14	–	4	320	341
Underwriting commitments	129	–	–	–	–	–	–	–	129
Pension contributions (3)	19	39	58	58	–	–	–	–	174
	$225	$172	$332	$207	$173	$461	$734	$1,094	$3,398
October 31, 2021 (2)	$414	$176	$221	$320	$185	$483	$735	$1,187	$3,721
(1)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(2)
Excludes lease obligations that are accounted for under IFRS 16, which are typically recognized on the consolidated balance sheet, and operating and tax expenses relating to lease commitments. The table includes lease obligations that are not accounted for under IFRS 16, including those related to future starting lease commitments for which we have not yet recognized a lease liability and right-of-use
asset.

(3)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the remaining annual period ending October 31, 2022 as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and therefore are subject to significant variability.